       10.08.001
                                     ADDENDUM NO. 4
                                          to
                            REINSURANCE AGREEMENT INVE0001
                                       between
                    INVESTORS INSURANCE CORPORATION OF DELAWARE with
                Administrative Offices in Jacksonville, Florida
                                         and
                      REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                                    of Dallas, Texas




Effective April 1, 1994, Article T Schedule IV is replaced by the following paragraph:

IV.     SCHEDULE IV

A.      POLICY EXPENSE ALLOWANCES - GUARANTEED ANNUITY


                                                        Allowance
                                Allowance       and     as a % of
                                as a % of            End-of-Month
Issue Year                        Premium           Account Value
1991                                14.2%                  0.015%
Thereafter                          12.2%                  0.015%

For issues with a 3% guaranteed rate in the states of Florida, Texas, Indiana, and Arizona on or after January 1, 1994 through March 31, 1994, the Allowance as a percentage of Premium shall be 13.7%.

For all issues sold as the Guaranteed Annuity on or after April 1, 1994 the Allowance as percentage of Premium shall be 13.0%.

Effective March 1, 1994 through March 31, 1994, for issues sold as the "Bonus Annuity", with a 3% guaranteed rate in the states where the American Annuity is approved, the Allowance as a percentage of Premium shall be 9.2%.

Effective April 1, 1994, for issues sold as the "Bonus Annuity", with a 3% guaranteed rate in the states where the American Annuity is approved, the Allowance as a percentage of Premium shall be 10.0%.





B.      POLICY EXPENSE ALLOWANCES - AMERICAN ANNUITY

                                                        Allowance
                                Allowance       and     as a % of
                                as a % of            End-of-Month
Issue Year                        Premium           Account Value
1993 & later                        13.0%                  0.015%





       10.08.002
                                     ADDENDUM NO. 4
                                           to
                             REINSURANCE AGREEMENT INVE0001
                                         between
                       INVESTORS INSURANCE CORPORATION OF DELAWARE


INVESTORS INSURANCE CORPORATION               REPUBLIC-VANGUARD LIFE
                                              INSURANCE COMPANY




/s/ Richard T. Magsam                         /s/ Courtland C. Smith
By                                            By

Title: Senior Vice President                  Title: Asst. VP

Date: 5/5/94                                  Date: 5/11/94

Location: Jacksonville, Florida               Location: Dallas, Texas

/s/ Linda R. Willis                           /s/ Gary Lee
Witness                                       Witness